UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 14, 2008

BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of Barnes & Noble, Inc. (the “Company”) has adopted an amendment to the Amended and Restated By-Laws (the “By-Laws”) of the Company in which Article IV, Section 2 of the By-Laws was amended to reflect that the Audit Committee, rather than the Board, appoints the independent auditor, as has been the Company’s practice since the adoption of the Sarbanes-Oxley Act of 2002.

The description contained herein of the amendment to the By-Laws is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws of the Company, which are attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws of Barnes & Noble, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)

	By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer

Date: April 14, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws of Barnes & Noble, Inc.